[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) MUNICIPAL HIGH
                    INCOME FUND

                    ANNUAL REPORT o JANUARY 31, 2000

--------------------------------------------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 43)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 28
Notes to Financial Statements ............................................. 34
Independent Auditors' Report .............................................. 41
MFS' Year 2000 Readiness Disclosure ....................................... 42
Trustees and Officers ..................................................... 45

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

For the 12 months ended January 31, 2000, Class A shares of the Fund provided a total return of -5.09%, Class B shares -5.85%, and Class C shares -6.04%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a -3.63% return for the Fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade municipal bonds rated "Baa" or higher. The average high-yield municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -6.04% over the same period.

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

A. We were actually dealing with two conflicting factors, one somewhat positive and the other negative for the Fund. Although we were in an environment of rising interest rates -- which made 1999 the worst year for bond funds overall since 1994 -- a high-yield portfolio such as this one is generally less sensitive to interest rates than a higher-grade municipal fund. That was a factor that worked in our favor, relative to other types of bond funds.

    The factor that worked against us was a widening of credit spreads, for the first time in about four years. The credit spread is the interest-rate premium that we are paid to own riskier high-yield bonds, as compared to less risky high-grade muni bonds. When the spread widens, the prices of the bonds that we currently own go down, negatively impacting performance.

    We believe the spread widening occurred for a couple of reasons. The first was a significant amount of tax-related fourth-quarter redemptions in high-yield municipal funds by investors seeking to offset taxable gains in their equity holdings with losses in their bond funds. The second factor that caused spreads to widen was weakness in the health care sector. An enormous part of the high-yield market is comprised of health care issues -- tax-exempt bonds issued by hospitals, nursing homes, and assisted living facilities. Cutbacks in Medicaid reimbursements have made investors increasingly afraid of health care issues, causing spreads in that sector to widen considerably in late 1999 and early 2000.

Q.  IS THERE A POSITIVE SIDE TO THIS WIDENING OF SPREADS?

A. Yes, very much so. The good news is that larger credit spreads mean there's more value in the market now, meaning that we're being paid more to take the credit risks of high-yield issues. For a research-oriented firm like MFS, which we believe does a very good job of analyzing credit risk, we feel the current environment presents great opportunities.

Q.  COULD YOU ELABORATE ON THE ROLE OF MFS ORIGINAL RESEARCH(R) IN THE FUND?

A. To understand the role of research in a high-yield fund, it may help to first explain the kinds of bonds we own. Many people think of municipal bonds as only being issued by governments, such as the City of Boston, and being backed by the full faith and credit of those governments. But high-yield municipal funds can invest in virtually anything that is tax exempt, which covers a much broader spectrum. We own, for example, corporate-backed bonds issued by airline, steel, and paper companies, revenue bonds issued by turnpike authorities, project bonds issued by multifamily housing projects, and health care-related bonds as mentioned earlier. Many of these securities are backed only by the issuing company or by revenues of the project itself. There is always the risk, known as "credit risk," that poor performance or bankruptcy of a project or company could lower the value of its bonds.

    Thus, we feel the name of the game in a high-yield fund is avoiding defaults. This is where we believe MFS Original Research(R) sets us apart, by allowing us to find high-yield opportunities that add value to the portfolio without taking on undue risk. For example, even though we were invested in the health care sector, which had a rough year, we were able to avoid some of the problems in that sector, including several hospital defaults.

Q.  WHAT IS YOUR BIG-PICTURE OUTLOOK ON THE ECONOMY?

A. We think the economy is going to begin to slow as the Federal Reserve Board's (the Fed's) rate hikes start to impact interest-rate-sensitive industries like autos and housing. Overall business investment will probably slow down a bit. But we don't anticipate the Fed's having to hike rates to such an extent that it puts the economy into recession. We think the Fed will be able to bring rates up enough to get growth down to a reasonable level. That, we believe, will allow the economy to continue to grow at a healthy pace without inflation becoming a problem.

Q.  GIVEN YOUR ECONOMIC VIEW, WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe there may be three factors coming together that could be very constructive for the portfolio. Interest rates may begin to go down by the end of the year, which would help bonds in general. The economy, we believe, will continue to grow moderately, which bodes well for credit risk, the primary risk in a high-yield portfolio. And finally, we believe the quality of our research may allow us to take advantage of the current situation of widening credit spreads to find value in the market. So for these three reasons, we believe that now may be a very good time for investors to be looking at the portfolio.

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

MICHAEL W. ROBERGE IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT AND PORTFOLIO MANAGER OF MUNICIPAL HIGH INCOME FUND AND MFS MUNICIPAL INCOME TRUST, A CLOSED-END FUND.

MR. ROBERGE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, AND SENIOR VICE PRESIDENT IN 2000. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC. MR. ROBERGE IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE IS A CHARTERED FINANCIAL ANALYST AS WELL AS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH, A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

Objective:                Seeks high current income exempt from federal
                          income taxes.

Commencement of
investment operations:    February 24, 1984

Class inception:          Class A  February 24, 1984
                          Class B  September 7, 1993
                          Class C  September 25, 1998

Size:                     $1.3 billion net assets as of January 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended January 31, 2000)

                            MFS Municipal           Lehman Brothers
                             High Income              Municipal
                            Fund - Class A           Bond Index
            -------------------------------------------------------
            1/90               $ 9,525                 $10,000
            1/92                10,998                  12,116
            1/94                13,093                  14,939
            1/96                14,761                  16,576
            1/98                16,827                  18,953
            1/00                16,855                  19,479

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH JANUARY 31, 2000

CLASS A
                                                          1 Year        3 Years        5 Years       10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -5.09%        +11.00%        +30.08%        +76.9
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -5.09%        + 3.54%        + 5.40%        + 5.87%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        -9.60%        + 1.87%        + 4.38%        + 5.36%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                          1 Year        3 Years        5 Years       10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -5.85%        + 8.22%        +24.45%        +66.8
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -5.85%        + 2.67%        + 4.47%        + 5.25%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        -9.42%        + 1.78%        + 4.15%        + 5.25%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                                          1 Year        3 Years        5 Years       10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -6.04%        + 9.57%        +28.41%        +74.67%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -6.04%        + 3.09%        + 5.13%        + 5.74%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        -6.93%        + 3.09%        + 5.13%        + 5.74%
-------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                          1 Year        3 Years        5 Years 1      0 Years
-------------------------------------------------------------------------------------------------------------
Average high-yield municipal debt fund(+)                 -6.04%        + 3.09%        + 5.28%        + 6.11%
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                     -3.63%        + 4.21%        + 6.22%        + 6.89%
-------------------------------------------------------------------------------------------------------------

(+) Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2000

QUALITY (U.S. PORTION ONLY)

Source: Standard & Poor's and Moody's

               Not Rated                          34.6%
               "AAA"                              25.2%
               "BBB"                              20.5%
               "BB"                                6.9%
               "AA"                                6.0%
               "A"                                 5.8%
               Other                               0.4%
               "B"                                 0.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- January 31, 2000

Municipal Bonds - 97.8%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)            VALUE
--------------------------------------------------------------------------------
General Obligation - 4.3%
  Birmingham, AL, 5.75s, 2019                          $ 1,000   $      971,390
  Chicago, IL, FGIC, 5.125s, 2025                        5,000        4,204,750
  Chicago, IL, City Colleges Capital Improvement,
    FGIC, 6s, 2011                                       1,680        1,734,886
  Cranston, RI, FGIC, 6.375s, 2014                         855          900,281
  District of Columbia, 6s, 2026                         5,000        4,632,250
  Forsyth County, GA, School District, 6s, 2016          1,700        1,725,483
  Hamilton, OH, City School District, 6.15s, 2014        1,000        1,045,340
  Houston County, AL, AMBAC, 6.25s, 2019                 3,500        3,550,400
  Houston, TX, Independent School District, 6.449s,
    2017+(++)                                            5,000        4,065,000
  Jackson, MI, Public Schools System, FGIC, 6s, 2013     1,500        1,539,555
  Manchester, NH, 5.875s, 2019                           2,325        2,263,062
  Markham, IL, 9s, 2012                                  2,575        2,613,625
  New York City, NY, 6.875s, 2003                          120          125,804
  New York City, NY, 7.1s, 2011                             80           83,834
  New York City, NY, 5.875s, 2024                        7,000        6,689,550
  New York City, NY, 6.125s, 2025                        3,675        3,594,481
  New York City, NY, 5.5s, 2037                          5,000        4,323,700
  New York City, NY, FGIC, 6.125s, 2025                  8,000        7,883,360
  New York City, NY, FSA, 7s, 2022                          70           72,833
  Richardson, TX, Hospital Authority Rev. (Baylor-
    Richardson), 5.25s, 2013                             1,500        1,237,590
  State of South Carolina, 5.149s, 2016+(++)             2,000        1,352,480
  Ukiah, CA, Unified School District, FGIC, 0s, 2017     4,795        1,652,933
  Ukiah, CA, Unified School District, FGIC, 0s, 2018     4,085        1,313,123
  West Warwick, RI, 7.3s, 2008                             184          194,849
  West Warwick, RI, 7.45s, 2013                            570          609,717
                                                                 --------------
                                                                 $   58,380,276
-------------------------------------------------------------------------------
State and Local Appropriation - 3.4%
  Chicago, IL, Public Building Commerce Rev., 6.449s,
    2016+(++)                                          $ 6,000   $    5,146,800
  Chicago, IL, Public Building Commerce Rev., 6.449s,
    2017+(++)                                            4,500        3,810,690
  Delaware Valley, PA, Regional Finance Authority,
    AMBAC, 7.031s, 2018+(++)                             7,000        6,357,120
  District of Columbia, Certificates of Participation,
    7.3s, 2013                                           2,500        2,631,650
  Metropolitan Transportation Authority, NY,
    Transportation Facility Rev., 5.25s, 2017            5,000        4,447,950
  New York Dormitory Authority Rev., FSA, 5.25s, 2014    5,935        5,534,387
  New York Dormitory Authority Rev., Office General
    Services, 5s, 2018                                   5,000        4,247,950
  New York Dormitory Authority Rev. (Bronx-Lebanon),
    5.2s, 2016                                           1,000          852,670
  New York Dormitory Authority Rev. (City University),
    5s, 2018                                            10,000        8,485,300
  New York Dormitory Authority Rev. (North General
    Hospital), 5.2s, 2016                                1,570        1,338,692
  New York Dormitory Authority Rev. (St. Clare's
    Hospital), 5.3s, 2019                                2,000        1,670,480
  New York Dormitory Authority Rev. (Wyckoff Heights
    Medical Center), 5.3s, 2021                          1,000          819,680
                                                                 --------------
                                                                 $   45,343,369
-------------------------------------------------------------------------------
Refunded and Special Obligations - 18.3%
  Arapahoe County, CO, Capital Improvement, Highway
    Rev., 0s, 2006                                     $69,000   $   10,746,750
  Austin, TX, Utilities System Rev., 10.75s, 2000        1,780        1,813,464
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, MVRICs, 9.411s, 2001(++)     1,300        1,448,733
  Daphne, AL, Special Care Facilities Financing
    Authority
    (1st Mortgage Rev.), 0s, 2008                       89,975       56,630,265
  Daphne, AL, Special Care Facilities Financing
    Authority
    (2nd Mortgage Rev.), 0s, 2008                        4,500        2,832,300
  Daphne, AL, Special Care Facilities Financing
    Authority (Presbyterian), 0s, 2008                  48,475        8,658,605
  Denver, CO, City & County Airport Rev., 8s, 2000         100          104,864
  Denver, CO, City & County Airport Rev., 8.5s, 2000       255          268,375
  Denver, CO, City & County Airport Rev., 8.875s, 2000   1,325        1,442,567
  Denver, CO, City & County Airport Rev., 7.75s, 2001      425          454,631
  Denver, CO, City & County Airport Rev., 8.75s, 2001    1,530        1,662,529
  Desert Hospital District, CA, Hospital Rev. (Desert
    Hospital Corp.), FSA, 9.014s, 2002(++)               4,000        4,477,800
  District of Columbia, Hospital Rev. (Washington
    Hospital), 7.125s, 2002                              1,750        1,874,355
  Doylestown, PA, Hospital Authority (Doylestown
    Hospital), 7.2s, 2003                                2,200        2,394,348
  Fairfax, Fauquier & Loudoun Counties, VA, Health
    Center Commission, Nursing Home Rev., 9s, 2000       1,810        1,862,689
  Hannibal, MO, Industrial Development Authority
    (Hannibal Regional Healthcare), 9.5s, 2001+          2,995        3,332,379
  Illinois Health Facilities Authority Rev. (Memorial
    Hospital-Woodstock), 7.25s, 2002                     1,500        1,604,790
  Jenks Township, PA, Municipal Authority Rev., 8s,
    2003                                                 4,650        5,146,760
  Kansas City, MO, Industrial Development Authority
    (Kingswood), 9s, 2003                                5,050        5,873,049
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2001                                         2,600        2,737,774
  Massachusetts Health & Education Facilities Authority
    (Fairview Extended Care Facility), 10.25s, 2001      3,000        3,248,430
  Massachusetts Industrial Finance Agency (Curry
    College), 8s, 2004                                   1,350        1,536,840
  Massachusetts Industrial Finance Agency (Emerson
    College), 8.9s, 2001                                 3,000        3,183,720
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.375s, 2006                  2,300        2,706,410
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.625s, 2006                  3,520        4,187,040
  Massachusetts Industrial Finance Agency, Tunnel Rev.
    (Mass. Turnpike), 9s, 2000                          10,570       11,062,879
  Mesa County, CO, Residual Rev., 0s, 2003              25,125        9,225,900
  Michigan Hospital Finance Authority Rev. (Genesys
    Regional Medical), 5.375s, 2013                      1,350        1,303,223
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), 8.75s, 2001          2,800        2,966,460
  New Jersey Economic Development Authority (Geriatric
    & Medical Services), 9.625s, 2004                      330          347,731
  New Jersey Economic Development Authority (Geriatric
    & Medical Services), 9.625s, 2022                    1,350        1,421,631
  New Lenox, IL, Community Park Development Authority,
    8.25s, 2004                                          4,205        4,805,432
  New York City, NY, 6.875s, 2002                          880          928,409
  New York City, NY, 7.1s, 2002                            920          974,510
  New York City, NY, 6.125s, 2006                        1,325        1,408,369
  New York City, NY, FSA, 7s, 2002                       1,630        1,725,110
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2002                  495          528,046
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2002                4,425        4,730,679
  New York Local Government Assistance Corp., 7s, 2001     800          839,376
  North Carolina Medical Care Commission, Hospital Rev.
    (Valdese General Hospital), 8.75s, 2001              1,775        1,922,449
  North Central, TX, Health Facilities Development
    Corp. (Baylor University Medical Center), 9.614s,
    2001(++)                                             4,300        4,754,596
  North Central, TX, Health Facilities Development
    Corp. (Presbyterian Hospital), MBIA,
    9.215s, 2001(++)                                     4,000        4,406,240
  Prince William County, VA, Industrial Development
    Authority, Residential Care Facility (Westminster
    at Lake Ridge), 10s, 2002                            3,500        3,890,180
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2011                    13,400        7,444,638
  South Carolina Public Service Authority
    (Santee Co-op), 7.1s, 2001                           2,000        2,109,200
  South Tucson, AZ, Municipal Property Corp., 8.75s,
    2000                                                   865          886,461
  Spirit Lake, IA, Industrial Development Rev.
    (Crystal Tips, Inc.), 0s, 2008#                      5,287        6,687,253
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                5,025        7,423,734
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                  975        1,395,878
  Texas Turnpike Authority (Houston Ship Channel
    Bridge), 12.625s, 2002                              21,035       25,108,428
  Walton, GA, Industrial Development Rev. (Ultima
    Rubber Products), 10s, 2000                          3,885        4,032,280
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), 14.375s, 2001                             400          428,144
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2000                             85           85,705
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2001                             95           98,461
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2002                            115          121,570
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2003                            130          140,011
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2003                          2,175        2,379,667
                                                                 --------------
                                                                 $  245,812,117
-------------------------------------------------------------------------------
Airport and Port Revenue - 6.9%
  Chicago, IL, O'Hare International Airport, Special
    Facilites Rev. (United Airlines), 8.5s, 2018       $ 4,500   $    4,612,140
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018       5,595        5,862,833
  Dallas-Fort Worth, TX, International Airport Facility
    Improvement Corp. (Delta), 7.625s, 2021              4,500        4,654,665
  Denver, CO, City & County Airport Rev., 8.875s, 2012   3,675        3,963,524
  Denver, CO, City & County Airport Rev., 7.75s, 2021    1,625        1,708,509
  Denver, CO, City & County Airport Rev., 8.5s, 2023     2,695        2,803,204
  Denver, CO, City & County Airport Rev., 8.75s, 2023    4,240        4,526,455
  Denver, CO, City & County Airport Rev., 8s, 2025       1,040        1,076,618
  Denver, CO, City & County Airport Rev., 6.875s, 2032   7,130        6,847,509
  Fulton County, GA, Development Authority, 5.3s, 2013   1,000          885,830
  Hillsborough County, FL, Aviation Authority Rev. (US
    Air), 8.6s, 2022                                     4,275        4,550,225
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                        16,570       16,958,069
  New Jersey Economic Development Authority, Special
    Facilities Rev. (Continental Airlines, Inc.),
    6.625s, 2012                                         5,250        5,203,170
  Niagara, NY, Frontier Transport Authority (Buffalo-
    Niagara International Airport), MBIA, 5.875s, 2013   1,485        1,487,228
  Port Authority, NY (JFK International Air Terminal),
    MBIA, 5.75s, 2022                                    7,000        6,616,750
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                              4,000        4,035,280
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.6s, 2030                               14,210       14,575,339
  Wayne Charter County, MI, Airport Rev. (Detroit
    Metropolitan Wayne County), 5s, 2019                 3,000        2,560,920
                                                                 --------------
                                                                 $   92,928,268
-------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 12.1%
  Alaska Industrial Development & Export Authority,
    Power Rev. (Upper Lynn Canal Regional Power),
    5.875s, 2032                                       $ 1,800   $    1,522,548
  Brazos River Authority, TX (Reliant Energy, Inc.),
    5.375s, 2019                                         8,750        7,438,638
  Calcasieu Parish, LA, Industrial Development Board,
    Pollution Control Rev. (Energy Gulf States, Inc.),
    5.45s, 2010                                          4,800        4,437,216
  Clark County, NV, Industrial Development Rev.
    (Nevada Power Co.), FGIC, 6.7s, 2022                 4,000        4,143,000
  Clark County, NV, Industrial Development Rev.
    (Nevada Power Co.), 5.6s, 2030                      10,000        8,154,200
  Clark County, NV, Industrial Development Rev.
    (Nevada Power Co.), 5.9s, 2032                       9,000        7,651,260
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028        8,300        7,225,233
  Farmington, NM, Pollution Control Rev., 6.3s, 2016     2,240        2,101,546
  Farmington, NM, Pollution Control Rev., 5.8s, 2022     4,915        4,193,969
  Farmington, NM, Pollution Control Rev. (Tucson
    Electric Power Co.), 6.95s, 2020                     3,000        2,896,470
  Klamath Falls, OR, Electric Rev. (Klamath
    Cogeneration), 6s, 2025                             10,000        8,421,700
  Long Island , NY, Power Authority Rev.,
    5.125s, 2016                                         3,500        3,142,825
  Matagorda County, TX (Reliant Energy)
    5.95s, 2030                                          8,000        6,885,440
  McAlester, OK, Public Works Authority, Utility
    System Rev., FSA, 5.75s, 2020                        5,970        5,637,411
  Midland, MI, Environmental Development Authority,
    Pollution Control Rev. (Midland Cogeneration),
    9.5s, 2009                                           4,500        4,646,205
  Municipal Electric Authority, GA, Project #1, AMBAC,
    8.426s, 2022(++)                                     9,900        9,730,908
  New Hampshire Business Finance Authority, Pollution
    Control Rev. (United Illuminating Co.), 5.875s,
    2033                                                 2,985        2,653,396
  New Jersey Economic Development Authority
    (Vineland Cogeneration), 7.875s, 2019                7,550        7,888,316
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2019                1,155        1,187,744
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2022                1,625        1,668,583
  New York Energy Research & Development Authority,
    Electrical Facilities Rev. (Consolidated Edison),
    AMBAC, 7.5s, 2026                                    4,750        4,843,147
  North Carolina Municipal Power Agency (Catawba
    Electric), 6.375s, 2013                              2,750        2,704,845
  Ohio Water Development, Pollution Control Rev.
    (Cleveland Electric), 8s, 2023                       4,700        4,999,860
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.5s, 2013       2,300        2,214,371
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.6s, 2019       5,000        4,774,100
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025              2,000        1,714,520
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029               16,000       13,587,040
  Pittsylvania County, VA, Industrial Development
    Authority, 7.55s, 2019                              10,000       10,271,400
  Southern California Public Power Authority,
    Transmission Project Rev., RIBS, 7.812s, 2012(++)    7,850        8,101,357
  West Feliciana Parish, LA, Pollution Control Rev.
    (Entergy Gulf States), 6.6s, 2028                    3,335        3,123,828
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 5.8s, 2015              2,500        2,265,525
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 9s, 2015                2,500        2,592,950
                                                                 --------------
                                                                 $  162,819,551
-------------------------------------------------------------------------------
Health Care Revenue - 15.4%
  Arkansas Development Finance Authority Rev. (White
    River Medical Center), 5.55s, 2019                 $ 1,000   $      810,010
  Baltimore County, MD, Nursing Facility Mortgage Rev.
    (Eastpoint Rehabilation & Nursing Center),
    6.75s, 2028                                          1,250        1,050,000
  Baxter County, AR, Hospital Rev., 5.6s, 2021           3,000        2,353,860
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001              115          111,252
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006              395          356,337
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016           1,420        1,192,204
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026             3,150        2,594,151
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008              1,005        1,035,180
  Berlin, MD, Hospital Rev. (Atlantic General
    Hospital), 8.375s, 2022                              1,307        1,313,548
  Brevard County, FL, Health Facilites Authority
    (Beverly Enterprises), 10s, 2010                     1,145        1,188,636
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2012                       960        1,127,366
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Womans Christian Assn.),
    6.35s, 2017                                          1,500        1,340,295
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Womans Christian Assn.), 6.4s,
    2029                                                 3,500        2,892,295
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-
    Elmira), 6s, 2013                                    2,850        2,480,155
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-
    Elmira), 6.35s, 2013                                 1,910        1,683,608
  Cheneyville, LA, Westside Habilitation Center,
    8.375s, 2013                                         5,600        5,762,232
  Chester County, PA, Health & Education Facilities
    Authority (Jefferson Health Systems), 5.375s, 2027   5,000        3,999,900
  Chester County, PA, Industrial Development Authority
    (RHA/PA Nursing Home), 10.125s, 2019*                1,908        1,431,000
  Connecticut Health & Educational Facilities (Johnson
    Evergreen), 8.5s, 2014                               1,350        1,411,884
  Contra Costa County, CA, Residential Rental
    Facilities Rev. (Cypress Meadows), 7s, 2028          3,000        2,462,760
  Denver, CO, Health & Hospital Rev., 5.375s, 2018       3,700        2,918,116
  Denver, CO, Health & Hospital Rev., 5.375s, 2028       5,000        3,677,000
  District of Columbia, Hospital Rev. (Hospital for
    Sick Children), 8.875s, 2021                           915          945,744
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital, Inc), 5.25s, 2018                  1,000          858,440
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029               2,225        1,993,444
  Grand Junction, CO, Hospital Rev. (Community
    Hospital), 6.9s, 2017                                2,900        2,717,967
  Illinois Health Facilities Authority Rev. (Centegra
    Health Systems), 5.25s, 2018                         1,500        1,167,630
  Indiana Health Facilities Financing Authority Rev.
    (Metro Health/Indiana, Inc.), 6.3s, 2023             3,935        3,316,143
  Iowa Finance Authority, Health Care Facilities Rev.
    (Care Initiatives), 5.75s, 2018                      1,200          963,600
  Jacksonville, FL, Health Facilities Authority
    (National Benevolent), 7s, 2022                      1,000        1,003,070
  Jefferson County, KY, Health Care Authority Rev.
    (Beverly Enterprises, Inc.), 5.875s, 2007              250          234,393
  Kansas City, MO, Industrial Development Authority
    (Bishop Spencer Place, Inc.), 8s, 2024               7,720        7,897,483
  Lee County, FL, Industrial Development Authority
    (Beverly Enterprises), 10s, 2010                       800          840,632
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                           1,111          188,922
  Loves Park, IL (Hoosier Care), 7.125s, 2034            1,995        1,727,969
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s,
    2026                                                 1,395        1,284,851
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 5.7s, 2028   2,800        2,137,576
  Maine Health & Higher Educational Facilities,
    7.5s, 2019                                           1,500        1,429,215
  Massachusetts Health & Education Facilities Authority
    (Caritas Christi), 5.7s, 2015                        3,500        2,875,495
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 5.25s, 2018                       4,600        3,563,022
  Massachusetts Health & Education Facilities Authority
    (St. Memorial Medical Center), 6s, 2023             13,530       10,846,054
  Massachusetts Industrial Finance Agency, 9.25s, 2009   3,535        3,543,731
  Massachusetts Industrial Finance Agency (GF Revere),
    8.875s, 2025                                         7,550        8,087,560
  Massachusetts Industrial Finance Agency (Metropolitan
    Health Foundation, Inc.), 6.75s, 2027                5,830        5,165,030
  Massachusetts Industrial Finance Agency (WNR, Inc.),
    9s, 2023(+)                                          1,050          899,220
  Mecosta County, MI, General Hospital Rev., 6s, 2018    1,200        1,016,232
  Michigan Hospital Finance Authority Rev. (Memorial
    Healthcare Center), 5.875s, 2021                     1,000          827,380
  Millbrae, CA, Residential Facility (Magnolia Of
    Millbrae), 7.375s, 2027                              3,000        2,918,130
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.375s, 2015        1,000          789,720
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.625s, 2023        2,000        1,530,140
  Mocksville, NC (Housing Foundation, Inc.), 7.25s,
    2029                                                 2,200        1,977,954
  Monongalia County, WV, Health Facilities Rev.
    (Beverly Enterprises, Inc.), 5.875s, 2007              500          470,345
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020         2,415        2,458,108
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation,
    Inc.), 6.55s, 2028                                   3,000        2,549,520
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Littleton Hospital Assn.), 5.9s,
    2018                                                 1,750        1,454,320
  New Hampshire Industrial Development Authority (Tall
    Pines), 11.25s, 2016*                                1,265           63,250
  New Jersey Economic Development Authority (Burnt
    Tavern Convalescent Center), 9s, 2013                1,700        1,779,135
  New Jersey Economic Development Authority (Courthouse
    Convalescent Center), 8.7s, 2014                     1,350        1,411,155
  New Jersey Economic Development Authority (Geriatric
    & Medical Services), 10.5s, 2020                     3,000        2,922,120
  New Jersey Economic Development Authority (Greenwood
    Health Care), 9.75s, 2011                            2,705        2,845,768
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.5s, 2009                       700          734,013
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.6s, 2011                     1,000        1,050,700
  New Jersey Health Care Facilities Financing Authority
    (Cherry Hill), 8s, 2027                              4,000        4,007,880
  New Mexico Hospital Equipment Loan Council, Hospital
    Rev. (Memorial Medical Center, Inc.), 5.375s, 2018   2,600        2,055,248
  New York City, NY, Health & Hospital Corp. Rev.,
    5.25s, 2017                                          2,000        1,614,760
  North Carolina Medical Care Commission, Hospital Rev.
    (Pitt County Memorial Hospital), 5s, 2018            1,350        1,140,453
  Ohio County, WV, County Commission Health System
    (Ohio Valley Medical Center), 5.75s, 2013            5,000        4,297,350
  Osceola County, FL, Industrial Development Rev.
    (Community Provider Pooled Loan), 7.75s, 2017        2,700        2,715,417
  Portsmouth, VA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                     1,795        1,902,000
  Reedley, CA, Certificates of Participation (Mennonite
    Home), 7.5s, 2026                                    5,320        5,203,811
  Rochester, MN, Health Care Facilities Rev. (Mayo
    Medical Foundation), 8.51s, 2021                     2,000        2,021,060
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.375s, 2014                800          726,008
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                1,155        1,017,266
  San Francisco, CA, City & County (Coventry Park),
    8.5s, 2026                                           9,435        9,453,115
  Santa Fe, NM, Industrial Development Rev. (Casa Real
    Nursing Home), 9.75s, 2013                           1,740        1,827,557
  Seminole County, FL, Industrial Development Authority
    (Friendly Village), 10s, 2011                          770          770,847
  Sierra View, CA, Local Health Care District, 5.4s,
    2022                                                 4,000        3,045,920
  Southwestern Illinois Development Authority Rev.
    (Anderson Hospital), 5.375s, 2015                    1,385        1,120,216
  Southwestern Illinois Development Authority Rev.
    (Anderson Hospital), 5.5s, 2020                      1,625        1,269,564
  Southwestern Illinois Development Authority Rev.
    (Anderson Hospital), 5.625s, 2029                    4,200        3,149,538
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.25s, 2018             3,600        2,690,172
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.375s, 2024            5,000        3,635,150
  Sterling, IL (Hoosier Care), 7.125s, 2034              1,395        1,230,027
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                  3,500        3,202,395
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.625s, 2030                 1,500        1,367,985
  Waterford Township, MI, Economic Development Corp.
    Rev. (Canterbury Health), 6s, 2039                   3,190        2,377,794
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024     810          704,854
  Westerville, OH, Industrial Development Rev. (1st
    Mortgage Health Care), 10s, 2008                       445          447,897
  Wilkins Area, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                       950        1,009,708
  Wilkinsburg, PA, Municipal Authority Health
    (Monroeville Christian), 8.25s, 2027                 7,100        6,872,658
  Yonkers, NY, Industrial Development Agency (St.
    Joseph Hospital), 6.15s, 2015                        2,000        1,713,140
                                                                 --------------
                                                                 $  206,266,760
-------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 13.8%
  Baltimore County, MD, Pollution Control (Bethlehem
    Steel), 7.55s, 2017                                $ 1,850   $    1,880,359
  Burns Habor, IN, Solid Waste Disposal Facilities Rev.
    (Bethlehem Steel), 8s, 2024###                      10,455       10,890,764
  Butler, AL, Industrial Developement Board, Solid
    Waste Rev. (James River Corp.), 8s, 2028             4,500        4,824,675
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 7.5s, 2015                    4,390        4,419,325
  Courtland, AL, Industrial Development Board, Solid
    Waste Disposal Rev. (Champion International Corp.),
    6.375s, 2029                                         2,500        2,312,400
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 5.5s, 2002              600          589,866
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003              1,800        1,774,008
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005            3,460        3,365,438
  DeQueen, AR, Industrial Development Board
    (Weyerhaeuser Co.), 9s, 2006                         1,000        1,002,800
  Florence County, SC, Industrial Development Rev.
    (Stone Container Corp.), 7.375s, 2007                2,650        2,712,805
  Gulf Coast Waste Disposal Authority, TX, (USX Corp.),
    5.5s, 2017                                           3,000        2,594,040
  Hardeman County, TN, (Correctional Facilities Corp.),
    7.75s, 2017                                          6,500        6,690,515
  Hernando County, FL, Water & Sewer Rev. (Florida
    Crushed Stone), 8.5s, 2014                           8,555        9,229,134
  Hodge Village, LA, Utilities Rev. (Stone Container),
    9s, 2010                                             7,800        7,968,402
  Indiana Development Finance Authority Rev. (Inland
    Steel), 5.75s, 2011                                  3,000        2,559,570
  Indiana Development Finance Authority Rev. (Inland
    Steel), 7.25s, 2011                                 10,000        9,567,800
  Kanawha County, WV, Pollution Control Rev. (Union
    Carbide Corp.), 5.1s, 2012                           1,000          895,330
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise, Inc.), 6.75s, 2008              1,800        1,709,766
  Maine Finance Authority (Bowater), 7.75s, 2022         8,500        8,816,455
  Massachusetts Development Finance Agency Rev.
    (Springfield Resources Recovery), 5.625s, 2019       2,225        2,002,700
  Massachusetts Port Authority Rev., Special Facilities
    (Bosfuel), MBIA, 5.75s, 2039                         5,000        4,574,600
  Mesa County, CO, 8.5s, 2006*                           5,050        3,787,500
  Michigan Strategic Funding Obligation Rev. (United
    Waste Systems), 5.2s, 2010                           1,500        1,261,365
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.4s, 2015                   4,000        4,116,400
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.6s, 2017                   8,000        8,297,760
  Ohio Solid Waste Rev. (Republic Engineered Steels),
    8.25s, 2014                                          7,000        3,500,000
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay
    Paperboard LLC), 6.8s, 2014                          3,800        3,696,906
  Owyhee County, ID, Industrial Development Rev.
    (Environsafe), 8.25s, 2002                           4,000        4,070,440
  Perry County, KY, Solid Waste Disposal Resources
    (TJ International), 7s, 2024                        11,000       11,237,930
  Philadelphia, PA, Industrial Development Authority
    Rev. (Host Marriott LP), 7.75s, 2017                 2,000        2,090,460
  Port of New Orleans, LA (Avondale Industries), 8.5s,
    2014                                                22,040       23,534,533
  Power County, ID, Pollution Control Rev. (FMC Corp.),
    5.625s, 2014                                         1,000          907,070
  Savannah, GA, Economic Development Authority
    (Stone Container Corp.), 7.4s, 2026                  7,500        7,310,775
  Schuylkill County, PA, Industrial Development
    Authority (Pine Grove Landfill, Inc.), 5.1s, 2019    1,000          845,730
  Spokane County, WA, Industrial Development Corp.
    (Kaiser Aluminum & Chemical Corp.), 7.6s, 2027       3,700        3,768,080
  St. Charles Parish, LA, Pollution Control Rev.
    (Union Carbide Corp.), 5.1s, 2012                    2,000        1,790,660
  Sweetwater County, WY, Solid Waste Disposal Rev.
    (FMC Corp.), 6.9s, 2024                              3,000        3,033,870
  Tooele County, UT, Pollution Control Rev. (Laidlaw
    Environmental Services), 7.55s, 2027                 5,000        5,081,250
  Virginia Peninsula Ports Authority Rev.
    (Zeigler Coal), 6.9s, 2022                           5,000        4,228,100
  Westmoreland County, PA, Industrial Development Corp.
    (Valley Landfill), 5.1s, 2018                        2,500        2,113,350
                                                                 --------------
                                                                 $  185,052,931
-------------------------------------------------------------------------------
Insured Health Care Revenue - 1.8%
  Chester County, PA, Health & Education Facilities
    Authority (Jefferson Health Systems), AMBAC,
    5.25s, 2022                                        $ 5,000   $    4,294,350
  Illinois Health Facilities Authority Rev.
    (Sisters of Mercy), MBIA, 9.417s, 2015(++)           5,200        5,531,448
  Lauderdale County & Florence, AL, Health Care
    Authority Rev. (Coffee Health Group), MBIA,
    5.75s, 2012                                            775          757,857
  Lauderdale County & Florence, AL, Health Care
    Authority Rev. (Coffee Health Group), MBIA,
    5.75s, 2013                                          1,765        1,714,521
  Massachusetts Health & Education Facilities Authority
    (Harvard Pilgrim Health), FSA, 5s, 2018              3,435        2,786,712
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clemens), MBIA, 5.75s, 2017                          3,100        2,996,956
  Montana Health Facility Authority (Deaconess
    Hospital), AMBAC, RIBS, 9.884s, 2016(++)             4,000        4,164,440
  Philadelphia, PA, Hospital & Higher Education
    Facilities Authority Rev., FGIC, 6.504s, 2012(++)    2,000        1,874,180
                                                                 --------------
                                                                 $   24,120,464
-------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.4%
  Alexandria, VA, Redevelopment & Housing Finance
    Authority (Jefferson Village Apartments),
    9s, 2018                                           $ 2,000   $    2,053,920
  Austin, TX, Housing Finance Corp. (Woodland
    Heights Apartments), 7.25s, 2027                     4,000        4,282,720
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029                     3,940        3,752,653
  California Statewide Community Development Authority
    (Irvine Apartments), 5.25s, 2025                     3,500        3,222,730
  Charter Mac Equity Issuer Trust, 6.625s, 2009          8,000        7,722,800
  Dallas, TX, Housing Finance Corp., 8.5s, 2011          2,870        2,879,327
  Florida Multi-Family Housing Finance Agency Rev.
    (Center Court Apartments), 8.5s, 2018                1,735        1,654,600
  Maplewood, RI, Housing Development Corp. (Terrace
    Apartments), 6.9s, 2025                              3,990        4,066,129
  Maryland Community Development Administration, 0s,
    2032                                                11,550          955,185
  Maryland Community Development Administration, 6s,
    2039                                                 3,500        3,290,525
  Munimae Te Bond Subsidiary LLC, 6.875s, 2009##         6,000        5,892,960
  Ridgeland, MS, Urban Renewal, Multifamily Housing
    Rev. (Northbrook I & III Apartments), 6.25s, 2029    5,000        4,278,900
  Texas Housing & Community Board (Harbors & Plumtree),
    10s, 2026+                                           1,750        1,635,218
  Virginia Housing & Development Authority, 0s, 2017     2,060          409,384
                                                                 --------------
                                                                 $   46,097,051
-------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.2%
  Black Hawk, CO, Device Tax Rev., 5.625s, 2021        $ 1,250   $    1,001,412
  Virgin Islands Public Finance Authority, 6s, 2006        500          499,870
  Virgin Islands Public Finance Authority,
    5.875s, 2018                                         1,500        1,365,780
                                                                 --------------
                                                                 $    2,867,062
-------------------------------------------------------------------------------
Single Family Housing Revenue - 6.2%
  California Housing Finance Agency Rev., MBIA,
    0s, 2027                                           $ 6,875   $    1,511,950
  California Rural Home Mortgage Finance Authority,
    GNMA, 5.2s, 2030                                     1,800        1,855,386
  Chicago, IL, Single Family Mortgage Rev., FNMA/GNMA,
    7.05s, 2030                                            900          957,420
  Colorado Housing Finance Authority, 7.15s, 2014          500          527,320
  Colorado Housing Finance Authority, 6.75s, 2021        1,145        1,196,548
  Colorado Housing Finance Authority, 6.55s, 2025        1,110        1,151,081
  Colorado Housing Finance Authority, 7.4s, 2027         1,270        1,338,885
  Colorado Housing Finance Authority, 6.8s, 2030         2,250        2,322,967
  Connecticut Housing Finance Authority, ,
    5.85s, 2028                                          4,015        3,760,770
  Cook County, IL, Single Family Mortgage Rev.,
    0s, 2015                                             1,435          268,302
  Corpus Christi, TX, Housing Finance Corp., MBIA,
    0s, 2011                                             3,395        1,112,270
  Delaware Single Family Housing Authority Rev.,
    6.75s, 2024                                          2,605        2,641,522
  East Baton Rouge, LA, Capital Appreciation Rev.,
    MBIA, 0s, 2010                                       3,275        1,032,804
  El Paso, TX, Housing Finance Corp., Single Family
    Mortgage Rev., 8.75s, 2011                             470          492,612
  Florida Housing Finance Agency Rev., 0s, 2016          2,485          477,915
  Georgia Housing & Finance Authority Rev., FHA,
    0s, 2031                                            25,110        2,462,035
  Hawaii Housing Finance & Development Corp.,
    5.75s, 2030                                          5,000        4,554,100
  Jefferson County, CO, Single Family Mortgage Rev.,
    MBIA, 8.875s, 2013                                     145          149,594
  Jefferson County, TX, Housing Finance Corp., Single
    Family Mortgage Rev., MBIA, 0s, 2015                 2,380          440,871
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                    1,350        1,413,234
  Lee County, FL, Housing Finance Authority Rev.,
    FNMA/GNMA, 7s, 2031                                    800          843,840
  Maryland Community Development Administration,
    7.3s, 2025                                           4,705        4,818,908
  Mississippi Home Corp., Single Family Senior Housing
    Rev., FGIC, 9.25s, 2012                                117          121,299
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.45s, 2029                              1,040        1,075,994
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.3s, 2030                               3,500        3,580,640
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.7s, 2030                               4,500        4,712,220
  New Castle County, DE, Single Family Mortgage Rev.,
    FGIC, 0s, 2016                                         560          106,333
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage Rev., 6.9s, 2024                            2,035        2,073,014
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 8.3s, 2012                              190          194,494
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 6.8s, 2023                              705          719,438
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 5.9s, 2029                            2,190        2,043,686
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, 8.832s, 2031(++)                         1,000        1,060,820
  Oklahoma Housing Finance Agency, 5.375s, 2020          1,960        1,762,412
  Oklahoma Housing Finance Agency, 6.8s, 2026            2,000        2,088,740
  Pima County, AZ, Industrial Development Authority,
    7.05s, 2030                                          2,800        2,988,804
  Reno County, KS, Single Family Mortgage Rev., AMBAC,
    0s, 2014                                             1,325          253,115
  Sedgwick & Shawnee Counties, KS, GNMA, 6.5s, 2022      6,375        6,488,284
  Sedgwick & Shawnee Counties, KS, GNMA, 5.5s, 2026      3,375        3,492,281
  South Dakota Housing Development Authority,
    Homeownership Mortgage, 5.8s, 2028                   4,734        4,358,499
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., 7.1s, 2021                            5,000        5,291,900
  Texas Veteran Housing Assistance Program, 7s, 2025     1,100        1,120,988
  Wisconsin Housing & Economic Development Authority,
    Homeownership Rev., RIBS, 9.855s, 2022(++)             870          904,757
  Wyoming Community Development Authority, 5.85s, 2028   4,285        3,951,670
                                                                 --------------
                                                                 $   83,719,722
-------------------------------------------------------------------------------
Solid Waste Revenue - 1.0%
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                 $ 3,000   $    2,739,960
  Hudson County, NJ, Solid Waste System Rev., 6s, 2019   2,000        1,841,960
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.5s, 2013                               2,500        2,188,825
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.6s, 2019                               5,000        4,167,600
  Southwestern Illinois Development Authority Rev.,
    Solid Waste Disposal Rev., 5.9s, 2014                2,500        2,283,125
                                                                 --------------
                                                                 $   13,221,470
-------------------------------------------------------------------------------
Special Assesment District - 1.8%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012       $ 4,180   $    3,864,954
  Broadview, IL, Tax Increment Rev., 5.375s, 2015###     3,400        3,048,032
  Denver, CO, Urban Renewal Tax (Downtown Denver),
    8.5s, 2013                                           1,255        1,256,883
  Denver, CO, Urban Renewal Tax (Downtown Denver),
    7.25s, 2017                                          1,250        1,288,712
  Denver, CO, Urban Renewal Tax (Musicland), 8.5s, 2017    950          951,425
  Katy, TX, Development Authority Rev., 5.8s, 2011       3,500        3,201,940
  Katy, TX, Development Authority Rev., 6s, 2018         6,000        5,353,020
  Lake Elsinore, CA, Public Financing Authority, 5s,
    2009                                                 2,000        1,856,040
  Lake Elsinore, CA, Public Financing Authority, 5.15s,
    2014                                                 3,205        2,844,213
                                                                 --------------
                                                                 $   23,665,219
-------------------------------------------------------------------------------
Student Loan Revenue - 1.1%
  Arizona Student Loan Acquisition Authority, "B",
    6.15s, 2029                                        $ 1,500   $    1,418,385
  Arizona Student Loan Acquisition Authority, "C",
    7.625s, 2010                                         4,610        4,895,313
  Arizona Student Loan Acquisition Authority, "D",
    7.25s, 2010                                          2,970        3,007,362
  Pennsylvania Higher Education Assistance Agency,
    AMBAC, 8.138s, 2022(++)                              2,700        2,687,958
  South Dakota Student Loan Rev. (Education Loans,
    Inc.), 5.6s, 2020                                    2,700        2,452,626
                                                                 --------------
                                                                 $   14,461,644
-------------------------------------------------------------------------------
Turnpike Revenue - 2.1%
  Florida Mid-Bay Bridge Authority Rev., 8.5s, 2022    $ 2,500   $    2,701,600
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 2005, 7.15s to 2013            5,000        4,207,050
  Los Angeles, CA, 7s, 2015+(++)                         5,310        4,650,604
  New Jersey Economic Development Authority, Special
    Facilities Rev., FSA, 6s, 2016                       1,350        1,360,557
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2011                                             2,700        1,159,326
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2012                                             2,100          858,564
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2012                                             1,700          674,271
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2013                                             7,000        2,647,400
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2014                                             6,600        2,306,832
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2015                                             7,250        2,339,430
  Pocahontas Parkway Assn., VA, Toll Road Rev.,
    0s, 2016                                             2,000          595,240
  State of Florida, 5.949s, 2017+(++)                    2,300        1,733,418
  Telluride, CO, Gondola Transit Co., 9s, 2016           2,340        2,567,167
  West Virginia Parkways, Economic Development &
    Tourism Authority, FGIC, 7.452s, 2019(++)            1,200        1,123,764
                                                                 --------------
                                                                 $   28,925,223
-------------------------------------------------------------------------------
Universities - 1.5%
  California Educational Facilities Authority Rev.
    (L.A. College of Chiropractic), 5.6s, 2017         $ 2,000   $    1,774,680
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.6s,
    2018                                                   850          759,730
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.65s,
    2028                                                 1,730        1,494,253
  Islip, NY, Community Development Agency Rev. (New
    York Institute of Technology), 7.5s, 2026            6,000        6,082,320
  Massachusetts Development Finance Agency Rev.
    (Williston Northampton School), 6.5s, 2028           1,650        1,477,162
  Nassau County, NY, Industrial Development Agency,
    Civic Facilities Rev. (New York Institute of
    Technology), 6.15s, 2029                             3,300        2,890,899
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Franklin Pierce Law Center), 5.5s,
    2018                                                 1,200        1,037,112
  Ohio State University, 6s, 2017                          500          502,100
  Savannah, GA, Economic Development Authority (College
    Of Art & Design, Inc.), 6.2s, 2009                     820          805,470
  Savannah, GA, Economic Development Authority (College
    Of Art & Design, Inc.), 6.5s, 2013                   2,000        1,951,640
  University of Akron, OH, FGIC, 6s, 2015                1,040        1,044,420
                                                                 --------------
                                                                 $   19,819,786
-------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 1.2%
  Detroit, MI, Sewer Disposal Rev., 6.756s, 2023(++)   $ 1,500   $    1,634,400
  Detroit, MI, Sewer Disposal Rev., 6.756s, 2023(++)       500          440,875
  Harrisburg, PA, Authority Water Rev., FGIC, 7.32s,
    2015(++)                                             2,000        1,996,300
  New York City, NY, Municipal Water Finance Authority
    Rev., FSA, 5.375s, 2026                              2,500        2,233,475
  New York City, NY, Municipal Water Finance Authority
    Rev., 5.75s, 2029                                    8,590        7,917,661
  State of Virginia, Clean Water Rev., 5.75s, 2019       2,500        2,425,050
                                                                 --------------
                                                                 $   16,647,761
-------------------------------------------------------------------------------
Other - 3.3%
  Alabama Building Renovation Authority, AMBAC,
   6s, 2017                                            $ 1,805   $    1,787,167
  Alabama Building Renovation Authority, AMBAC,
   6s, 2018                                              1,155        1,140,759
  Boise City, ID, Urban Renewalagy (Urban Renewal Ada
    County Courts), AMBAC, 6s, 2015                      1,000        1,002,850
  Brush, CO, Industrial Development Rev. (Training
    Centers International, Ltd.), 9.5s, 2015*            8,789        2,021,523
  Colorado River, TX, Municipal Water District, 6.25s,
    2004+                                                3,000        2,881,350
  Danville, VA, Industrial Development Authority Rev.
    (Piedmont Mall), 8s, 2017                            8,280        8,455,950
  District of Columbia (National Public Radio), 7.7s,
    2023                                                 3,500        3,697,155
  Harris County, TX, Cultural Education Facility
    (Space Center Houston), 9.25s, 2023                     70           67,612
  Iowa Finance Authority Community Provider Rev. (Boys
    & Girls Home), 6.25s, 2028                           2,000        1,720,080
  Lehigh County, PA, General Purpose Authority
    (Kidspeace Obligation Group), 6s, 2018               5,000        4,379,450
  Massachusetts Industrial Finance Agency (Brandon
    Residential Treatment), 8.75s, 2024                  5,110        5,457,633
  Memphis, TN, Health, Educational & Housing Facilities
    Board (Wesley Highland Terrace), 8.5s, 2024          5,485        5,594,700
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Child & Family Services),
    6.125s, 2019                                         1,450        1,286,585
  Rail Connections Inc., MA Rev., 0s, 2015                 375          128,100
  Rail Connections Inc., MA Rev., 0s, 2016                 450          142,096
  Rail Connections Inc., MA Rev., 0s, 2017                 975          284,281
  Rail Connections Inc., MA Rev., 0s, 2018               1,235          333,067
  St. Louis County, MO, Industrial Development
    Authority (Eagle Golf Enterprises), 10s, 2005        2,200        2,315,170
  St. Louis County, MO, Industrial Development
    Authority (Kiel Center Arena), 7.875s, 2024          1,000        1,045,741
                                                                 --------------
                                                                 $   43,741,269
-------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,365,252,290)          $1,313,889,943
-------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.1%
-------------------------------------------------------------------------------
  Capital Projects Finance Authority, Florida Rev.,
    due 02/07/00                                       $ 3,700   $    3,700,000
  Gulf Breeze, FL Rev., due 02/07/00                     3,300        3,300,000
  Harris County, TX, Hospital Rev. (Methodist
    Hospital),
    due 02/01/00                                         5,800        5,800,000
  New Castle, PA, Area Hospital Authority (Jameson
    Memorial Hospital), due 02/01/00                     1,300        1,300,000
  Piedmont, SC, Municipal Power Agency Electric Rev.,
    due 02/01/00                                           200          200,000
  Pinellas County, FL, Health Facility Authority, due
    02/01/00                                               150          150,000
-------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Amortized Cost
  and Value                                                      $   14,450,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,379,702,290)              $1,328,339,943
Other Assets, Less Liabilities - 1.1%                                14,817,112
-------------------------------------------------------------------------------
Net assets - 100.0%                                              $1,343,157,055
-------------------------------------------------------------------------------
   * Non-income producing security in default.
   # Payment-in-kind security.
  ## SEC Rule 144A restriction.
 ### Security segregated as collateral for an open futures contract.
   + Restricted security.
 (+) Security valued by or at the direction of the Trustees.
(++) Inverse floating rate security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
JANUARY 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,379,702,290)      $1,328,339,943
  Cash                                                                110,002
  Receivable for daily variation margin on open futures
    contracts                                                          21,875
  Receivable for Fund shares sold                                   1,734,458
  Receivable for investments sold                                     523,227
  Interest receivable                                              21,148,660
  Other assets                                                         18,345
                                                               --------------
      Total assets                                             $1,351,896,510
                                                               --------------
Liabilities:
  Distributions payable                                        $    4,522,545
  Payable for Fund shares reacquired                                3,748,204
  Payable to affiliates -
    Management fee                                                     60,161
    Shareholder servicing agent fee                                    10,942
    Distribution and service fee                                       40,706
    Administrative fee                                                  1,571
  Accrued expenses and other liabilities                              355,326
                                                               --------------
      Total liabilities                                        $    8,739,455
                                                               --------------
Net assets                                                     $1,343,157,055
                                                               ==============
Net assets consist of:
  Paid-in capital                                              $1,548,823,211
  Unrealized depreciation on investments                          (51,678,721)
  Accumulated net realized loss on investments                   (153,792,985)
  Accumulated distribution in excess of net investment
    income                                                           (194,450)
                                                              ---------------
      Total                                                    $1,343,157,055
                                                               ==============
Shares of beneficial interest outstanding                       166,514,340
                                                                ===========
Class A shares:
  Net asset value per share
    (net assets of $985,621,895 / 122,221,615 shares of
    beneficial interest outstanding)                               $8.06
                                                                   =====
  Offering price per share (100 / 95.25 of the net asset
    value per share)                                               $8.46
                                                                   =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $340,157,332 / 42,140,156 shares of
    beneficial interest outstanding)                               $8.07
                                                                   =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $17,377,828 / 2,152,569 shares of
    beneficial interest outstanding)                               $8.07
                                                                   =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 2000
------------------------------------------------------------------------------
Net investment income:

  Interest income                                             $ 101,428,507
                                                              -------------
  Expenses -
    Management fee                                            $   9,219,242
    Trustees' compensation                                           68,741
    Shareholder servicing agent fee                               1,549,610
    Distribution and service fee (Class B)                        3,001,498
    Distribution and service fee (Class C)                          124,520
    Administrative fee                                              185,776
    Custodian fee                                                   333,864
    Printing                                                         71,914
    Postage                                                          70,510
    Auditing fees                                                    35,823
    Legal fees                                                       53,706
    Miscellaneous                                                   876,097
                                                              -------------
      Total expenses                                          $  15,591,301
    Fees paid indirectly                                           (299,015)
    Reduction of expenses by investment adviser                    (867,983)
                                                              -------------
      Net expenses                                            $  14,424,303
                                                              -------------
        Net investment income                                 $  87,004,204
                                                              -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                   $  18,802,592
    Futures contracts                                             1,252,533
                                                              -------------
      Net realized gain on investments                        $  20,055,125
                                                              -------------
  Change in unrealized depreciation -
    Investments                                               $(185,625,880)
    Futures contracts                                              (723,401)
                                                              -------------
      Net unrealized loss on investments                      $(186,349,281)
                                                              -------------
        Net realized and unrealized loss on investments       $(166,294,156)
                                                              -------------
          Decrease in net assets from operations              $ (79,289,952)
                                                              =============

See notes to financial statements.


Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                                                         2000               1999
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                             $    87,004,204    $    81,520,636
  Net realized gain on investments                                                       20,055,125            375,373
  Net unrealized loss on investments                                                   (186,349,281)        (6,636,995)
                                                                                    ---------------    ---------------
    Increase (decrease) in net assets from operations                               $   (79,289,952)   $    75,259,014
                                                                                    ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                                              $   (69,225,299)   $   (66,082,785)
  From net investment income (Class B)                                                  (19,611,814)       (15,565,956)
  From net investment income (Class C)                                                     (635,333)           (19,190)
  In excess of net investment income (Class A)                                             (224,315)              --
  In excess of net investment income (Class B)                                              (63,549)              --
  In excess of net investment income (Class C)                                               (2,059)              --
                                                                                    ---------------    ---------------
    Total distributions declared to shareholders                                    $   (89,762,369)   $   (81,667,931)
                                                                                    ---------------    ---------------
Net increase (decrease) in net assets from Fund share transactions                  $   (22,203,674)   $   169,066,341
                                                                                    ---------------    ---------------
      Total increase (decrease) in net assets                                       $  (191,255,995)   $   162,657,424
Net assets:
  At beginning of period                                                              1,534,413,050      1,371,755,626
                                                                                    ---------------    ---------------
At end of period (including accumulated (distributions in excess of)
  undistributed net investment income of $(194,450) and $2,468,242, respectively)   $ 1,343,157,055    $ 1,534,413,050
                                                                                    ===============    ===============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------

YEAR ENDED JANUARY 31,                                     2000         1999          1998         1997         1996
--------------------------------------------------------------------------------------------------------------------
                                           CLASS A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $ 9.03       $ 9.07         $ 8.73       $ 9.12      $ 8.60
                                                         ------       ------         ------       ------      ------
Income from investment operations# -
  Net investment income(S)                               $ 0.51       $ 0.53         $ 0.57       $ 0.61      $ 0.61
  Net realized and unrealized gain
    (loss) on investments                                 (0.95)       (0.04)          0.34        (0.36)       0.59
                                                         ------       ------         ------       ------      ------
      Total from investment operations                   $(0.44)      $ 0.49         $ 0.91       $ 0.25      $ 1.20
                                                         ------       ------         ------       ------      ------
Less distributions declared to shareholders -
  From net investment income                             $(0.53)      $(0.53)        $(0.57)      $(0.64)     $(0.68)
  In excess of net investment income                      (0.00)+       --             --           --          --
                                                         ------       ------         ------       ------      ------
      Total distributions declared to shareholders       $(0.53)      $(0.53)        $(0.57)      $(0.64)     $(0.68)
                                                         ------       ------         ------       ------      ------
Net asset value - end of period                          $ 8.06       $ 9.03         $ 9.07       $ 8.73      $ 9.12
                                                         ======       ======         ======       ======      ======
Total return(+)                                           (5.09)%       5.54%         10.81%        2.87%      13.92%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.76%        0.81%          0.89%        0.93%       0.93%
  Net investment income                                    5.94%        5.84%          6.42%        6.96%       6.83%
Portfolio turnover                                           27%          12%            19%          17%         20%
Net assets at end of period (000 Omitted)              $985,622   $1,168,479     $1,107,181     $988,178   $,009,031

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. if this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                              $ 0.50       $ 0.53           --          --          --
      Ratios (to average net assets):
        Expenses##                                         0.82%        0.82%          --          --          --
        Net investment income                              5.88%        5.83%          --          --          --
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------

YEAR ENDED JANUARY 31,                                     2000       1999         1998         1997      1996
--------------------------------------------------------------------------------------------------------------
                                                  CLASS B
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $ 9.04       $ 9.08         $ 8.74       $ 9.12      $ 8.60
                                                         ------       ------         ------       ------      ------
Income from investment operations# -
  Net investment income(S)                               $ 0.44       $ 0.45         $ 0.49       $ 0.52      $ 0.52
  Net realized and unrealized gain (loss)
    on investments                                        (0.95)       (0.04)          0.34        (0.35)       0.59
                                                         ------       ------         ------       ------      ------
      Total from investment operations                   $(0.51)      $ 0.41         $ 0.83       $ 0.17      $ 1.11
                                                         ------       ------         ------       ------      ------
Less distributions declared to shareholders -
  From net investment income                             $(0.46)      $(0.45)        $(0.49)      $(0.55)     $(0.59)
  In excess of net investment income                      (0.00)+       --             --           --          --
                                                         ------       ------         ------       ------      ------
      Total distributions declared to shareholders       $(0.46)      $(0.45)        $(0.49)      $(0.55)     $(0.59)
                                                         ------       ------         ------       ------      ------
Net asset value - end of period                          $ 8.07       $ 9.04         $ 9.08       $ 8.74      $ 9.12
                                                         ======       ======         ======       ======      ======
Total return                                              (5.85)%     4.62%           9.87%        1.96%       12.78%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.57%      1.69%           1.73%        1.86%        1.91%
  Net investment income                                    5.13%      4.95%           5.50%        6.00%        5.84%
Portfolio turnover                                           27%        12%             19%          17%          20%
Net assets at end of period (000 Omitted)              $340,157   $363,062        $264,575     $125,971      $77,808

(S) The investment adviser and distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                            $   0.43   $   0.45        $   0.49         --           --
      Ratios (to average net assets):
        Expenses##                                         1.63%      1.70%           1.80%        --           --
        Net investment income                              5.07%      4.94%           5.43%        --           --
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED                 PERIOD ENDED
                                                              JANUARY 31, 2000            JANUARY 31, 1999*
-----------------------------------------------------------------------------------------------------------
                                                                       CLASS C
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 9.04                       $ 9.10
                                                                        ------                       ------
Income from investment operations# -
  Net investment income(S)                                              $ 0.43                       $ 0.15
  Net realized and unrealized loss on investments                        (0.96)                       (0.06)
                                                                        ------                       ------
      Total from investment operations                                  $(0.53)                      $ 0.09
                                                                        ------                       ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.44)                      $(0.15)
  In excess of net investment income                                     (0.00)+++                     --
                                                                        ------                       ------
      Total distributions declared to shareholders                      $(0.44)                      $(0.15)
                                                                        ------                       ------
Net asset value - end of period                                         $ 8.07                       $ 9.04
                                                                        ======                       ======
Total return                                                             (6.04)%                       0.96%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.76%                        1.75%+
  Net investment income                                                   4.94%                        4.45%+
Portfolio turnover                                                          27%                          12%
Net assets at end of period (000 Omitted)                              $17,378                       $2,872

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. if this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                                             $ 0.42                       $ 0.15
      Ratios (to average net assets):
        Expenses##                                                        1.82%                        1.76%+
        Net investment income                                             4.88%                        4.44%+
  * For the period from the inception of Class C, September 25, 1998, through January 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal High Income Fund (the Fund) is a non-diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in contracts for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in-capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended January 31, 2000, accumulated undistributed net investment income was increased by $95,473, and accumulated net realized loss on investments was decreased by $95,473, due to differences between book and tax accounting for defaulted bonds and market discount. This change had no effect on the net assets or net asset value per share.

At January 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of $154,428,458 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2002, ($18,933,325), January 31, 2003, ($27,178,219),
January 31, 2004, ($30,637,034), January 31, 2005, ($26,148,057), January 31,
2006, ($45,409,970), and January 31, 2007, ($6,121,853).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS             BASED ON GROSS INCOME
------------------------------------    ----------------------------------------
First $1.3 billion             0.30%    4.75%
In excess of $1.3 billion      0.25%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $26,099 for the year ended January 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $611,029 for the year ended January 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan relating to Class B and C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and C shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares and Class C shares, and will pay to such security dealers all of the distribution fee attributed to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0, and $0 for Class B and Class C shares, respectively, for the year ended January 31, 2000. Fees incurred under the distribution plan during the year ended January 31, 2000, were 0.81% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain purchases of Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 2000, were $61,154, $1,294,886, and $9,289 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $398,101,754 and $427,194,362, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,379,702,290
                                                               --------------
Gross unrealized appreciation                                  $   40,891,084
Gross unrealized depreciation                                     (92,253,431)
                                                               --------------
    Net unrealized depreciation                                $  (51,362,347)
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                   YEAR ENDED JANUARY 31, 2000       YEAR ENDED JANUARY 31, 1999
                                ------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARE            AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        27,734,810    $ 239,618,620       30,441,333    $ 274,551,872
Shares issued to shareholders
  in reinvestment of
  distributions                     2,977,187       25,569,363        2,806,743       25,325,360
Shares reacquired                 (37,897,710)    (322,177,295)     (25,859,959)    (233,386,980)
                                -------------    -------------    -------------    -------------
    Net increase (decrease)        (7,185,713)   $ (56,989,312)       7,388,117    $  66,490,252
                                =============    =============    =============    =============

Class B Shares
                                   YEAR ENDED JANUARY 31, 2000       YEAR ENDED JANUARY 31, 1999
                                ------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARE            AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        10,417,197    $  90,612,464       14,320,086    $ 129,318,514
Shares issued to shareholders
  in reinvestment of
  distributions                       772,825        6,633,134          560,385        5,061,249
Shares reacquired                  (9,222,261)     (78,516,621)      (3,840,591)     (34,674,697)
                                -------------    -------------    -------------    -------------
    Net increase                    1,967,761    $  18,728,977       11,039,880    $  99,705,066
                                =============    =============    =============    =============

Class C Shares
                                   YEAR ENDED JANUARY 31, 2000       YEAR ENDED JANUARY 31, 1999
                                ------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARE            AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         2,428,300    $  21,062,648          326,949    $   2,954,503
Shares issued to shareholders
  in reinvestment of
  distributions                        34,058          289,328            1,060            9,568
Shares reacquired                    (627,555)      (5,295,315)         (10,243)         (93,048)
                                -------------    -------------    -------------    -------------
    Net increase                    1,834,803    $  16,056,661          317,766    $   2,871,023
                                =============    =============    =============    =============

* For the period from the inception of Class C, September 25, 1998, through January 31, 1999.

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for year ended January 31, 2000, was $10,534.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                                                                    UNREALIZED
                                                                  APPRECIATION
DESCRIPTION              EXPIRATION    CONTRACTS    POSITION    (DEPRECIATION)
------------------------------------------------------------------------------
U.S. Treasury Bond       March 2000          175       Short         $ 215,602
Municipal Bond Index     March 2000          175        Long          (531,976)
                                                                     ---------
                                                                     $(316,374)
                                                                     =========

At January 31, 2000, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2000, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 2.6% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                        DATE OF              PAR
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commerce Rev.,
  6.449s, 2016                                          3/18/99       $6,000,000       $6,478,200      $ 5,146,800
Chicago, IL, Public Building Commerce Rev.,
  6.449s, 2017                                          3/18/99        4,500,000        4,510,000        3,810,690
Colorado River, TX, Municipal Water District,
  6.25s, 2004                                            5/6/98        3,000,000        3,000,000        2,881,350
Delaware Valley, PA, Regional Finance
  Authority, AMBAC, 7.031s, 2018                         9/2/98        7,000,000        8,010,799        6,357,120
Hannibal, MO, Industrial Development
  Authority, 9.5s, 2001                                 3/23/92        2,994,778        2,966,926        3,332,379
Houston, TX, Independent School District,
  6.449s, 2017                                          3/11/99        5,000,000        5,227,127        4,065,000
Los Angeles, CA, 7s, 2015                               7/21/99        5,310,000        5,556,530        4,650,604
State of Florida, 5.949s, 2017                           4/9/99        2,300,000        2,332,844        1,733,418
State of South Carolina, 5.149s, 2016                    4/8/99        2,000,000        1,896,953        1,352,480
Texas Housing & Community Board (Harbors &
  Plumtree), 10s, 2026                                 11/12/96        1,750,000        1,750,000        1,635,218
                                                                                                       -----------
                                                                                                       $34,965,059
                                                                                                       ===========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust III and Shareholders of MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund, including the schedule of portfolio investments as of January 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                            /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 8, 2000

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) MUNICIPAL HIGH INCOME FUND
TRUSTEES                                                SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive          Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway & Barnes
(attorneys)                                             CUSTODIAN
                                                        State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                  AUDITORS
Administration                                          Ernst & Young LLP

Charles W. Schmidt+ - Private Investor                  INVESTOR INFORMATION
                                                        For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive Vice                investment professional or, for an information
President, Director, and Secretary, MFS Investment      kit, call toll free: 1-800-637-2929 any business
Management                                              day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                        message anytime).
Jeffrey L. Shames* - Chairman and Chief Executive
Officer, MFS Investment Management                      INVESTOR SERVICE
                                                        MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant               P.O. Box 2281
                                                        Boston, MA 02107-9906
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)                   For general information, call toll free:
                                                        1-800-225-2606 any business day from 8 a.m. to 8
INVESTMENT ADVISER                                      p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                     For service to speech- or hearing-impaired, call
Boston, MA 02116-3741                                   toll free: 1-800-637-6576 any business day from 9
                                                        a.m. to 5 p.m. Eastern time. (To use this service,
DISTRIBUTOR                                             your phone must be equipped with a
MFS Fund Distributors, Inc.                             Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                   For share prices, account balances, exchanges, or
                                                        stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                  1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                      touch-tone telephone.

PORTFOLIO MANAGER                                       WORLD WIDE WEB
Michael W. Roberge*                                     www.mfs.com

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS (R)MUNICIPAL HIGH                                               ------------
INCOME FUND                                                           BULK RATE
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                        MFS
[Logo] M F S(R)                                                     ------------
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                     MMH-2 03/00 57M 25/225/325